Stockholder's Equity	12 Months Ended
Dec. 31, 2023
Equity [Abstract]
Stockholder's Equity	Stockholders’ Equity
Reverse Recapitalization
The Consolidated Statements of Redeemable Preferred Stock and Stockholders’ Equity reflect the Merger and reverse recapitalization as of January 2022 as discussed in Note 4 (Reverse Recapitalization). Since Satellogic Inc. was determined to be the accounting acquirer in the reverse recapitalization, all periods prior to the consummation of the Merger reflect the balances and activity of Satellogic Inc. (other than shares which were retroactively restated in connection with the Merger).

Preferred Stock

Prior to the Merger, our authorized and issued preferred stock consisted of the following:

	Authorized Shares (prior to Merger)	Issued and Outstanding Shares (as of December 31, 2021)
Series A preferred stock	4,723,330	2,547,330
Series B preferred stock	3,117,915	1,392,131
Series B-1 preferred stock	899,153	672,524
Total preferred stock	8,740,398	4,611,985
In connection with the Merger, all shares of preferred stock were converted to shares of Class A ordinary shares.

Preferred Stockholder Transaction
In March 2021, we signed an Exchange Agreement (the “Exchange Agreement”) in conjunction with a Loan and Security Agreement and warrant with Columbia River Investment Limited, a holder of preferred stock and convertible notes (the “Investor”), requiring the Investor to sell back to us all its outstanding shares and Notes debt (as part of the sale of such notes to Nettar. For further discussion of the Notes, see Note 17 (Debt).

The Columbia Warrant was initially recognized as a liability. The fair value of the Columbia Warrant was reclassified to additional paid-in capital in connection with the Merger.

Ordinary Shares
Our registration statement was filed on May 2, 2022 and was declared effective on May 9, 2022.
We are authorized to issue unlimited Class A ordinary shares with a par value of $0.0001 per share. Holders of Class A ordinary shares are entitled to one vote for each share. As of December 31, 2023, there were 76,721,343 Class A ordinary shares issued and outstanding.
In addition, we are authorized to issue unlimited Class B ordinary shares with a par value of $0.0001 per share. Holders of Class B ordinary shares are entitled to 1.472467906 votes per share. Satellogic’s founder and Chief Executive Officer owns 13,582,642 Class B ordinary shares, representing 100% of the voting power of the Class B ordinary shares and 20.7% of the voting power of Satellogic’s Ordinary Shares.

Holders of Class B ordinary shares have a number of votes per share equal to the number of votes controlled by the Liberty Investor. Class B ordinary shares will automatically convert to Class A ordinary shares at the five-year anniversary of the Closing Date unless otherwise converted, generally at the holder’s option.

Treasury Stock

On February 14, 2022, our Board approved an initial $5 million share repurchase program. Repurchases under the program may be made in the open market, in privately negotiated transactions or otherwise, with the timing of repurchases depending on market conditions.
We repurchased 516,123 Class A ordinary shares for $2.7 million during the year ended December 31, 2022.

Hannover Holdings Transaction
We repurchased 51,700 Class A ordinary shares, 134,735 shares of Series A preferred stock, and 15,082 shares of Series B-1 preferred stock from Hannover Holdings S.A. prior to the consummation of the Merger for an aggregate of $5,853 (the “Hannover Holdings Transaction”).